SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 0)

Filed by the Registrant  [ X ]

Filed by party other than the registrant [  ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement                             [  ] Confidential, for use of the Commission only

                                                                                   (as permitted by Rule 14a-6(e)(2)).

[   ] Definitive Proxy Statement

[   ] Definitive additional materials.

[   ] Soliciting material under Rule 14a-12.

AMERICAN PETRO-HUNTER, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[  ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies: _____________________________

          (2) Aggregate number of securities to which transaction applies: _____________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________

          (4) Proposed maximum aggregate value of transaction: ____________________________________

          (5) Total fee paid: ___________________________________

[ ] Fee paid previously with preliminary materials ______________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid: __________________________

          (2) Form, Schedule or Registration Statement No.: ____________________________

          (3) Filing Party: ____________________________

          (4) Date Filed: __________________________

AMERICAN PETRO-HUNTER, INC.

205 - 10655 Fraser Highway

Surrey, B.C.  V3S 2W9

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 20, 2005

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of American Petro-Hunter, Inc., a Nevada corporation (the "Company"), will be held on September 20, 2005 at 10:00 a.m. local time at 205 - 16055 Fraser Highway, Surrey, B.C.  V3S 2W9 (the "Annual Meeting") for the purpose of considering and voting upon the following matters:

     1.    To elect Three (3) Directors to the Company's Board of Directors, each to serve a term as outlined in the bylaws and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board of Directors intends to nominate the following individuals for election to the Board: Patrick McGowan, Peter Rook-Green, Barry L. Whelan.

     2.    To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors is not aware of any other business to be transacted at the Annual Meeting.

     The Board of Directors has fixed the close of business on August 1, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on August 1, 2005 shall be entitled to vote at the Annual Meeting or at any adjournments thereof.

     A copy of the Company's Annual Report to Shareholders (Form 10-KSB) for the year ended December 31, 2004, which contains consolidated financial statements and other information of interest to shareholders, accompanies this Notice and the enclosed Proxy Statement.

     All shareholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                                                              By Order of the Board of Directors

                                                                              _____________________________________

                                                                              Patrick A. McGowan

                                                                              President and Chief Executive Officer

Surrey, B.C., Canada

August 4, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

AMERICAN PETRO-HUNTER, INC.

205 - 16055 Fraser Highway

Surrey, British Columbia  V3S 2W9

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 20, 2005

GENERAL

The enclosed Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of AMERICAN PETRO-HUNTER, INC. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on September 20, 2005 at 10:00 a.m. local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held at 205 -16055 Fraser Highway, Surrey, B.C. V3S 2W9. The Company's telephone number is (604) 507-2181.

The Notice of Meeting, this Proxy Statement, the enclosed Proxy and the Company's Annual Report on Form 10-KSB (without exhibits) for the year ended December 31, 2004 are first being sent or given to shareholders entitled to vote at the Annual Meeting on or about August 15, 2005. The Company will, upon written request of any shareholder, furnish a copy of the Exhibits to its Annual Report on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission. Please contact the Company at 205 -16055 Fraser Highway, Surrey, B.C. V3S 2W9, Attention: Secretary.

RECORD DATE

Shareholders of record at the close of business on August 1, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date 6,525,620 shares of the Company's Common Stock, $0.001 value (the "Common Stock"), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

A shareholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the shares will be voted FOR the election of Directors as listed in this proxy statement. Each shareholder is entitled to one vote for each share of Common Stock held by him or her on all matters presented at the Annual Meeting. There are no shares of Preferred Stock outstanding. Shareholders do not have the right to cumulate their votes in the election of Directors.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Annual Meeting, the presence, in person or by proxy, of shareholders owning a majority of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to approve any proposal submitted at the Annual Meeting, including the election of Directors. Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of Directors, the adoption of the Stock Option Plan, the appointment of auditors, or on any other issues requiring approval of a majority of the votes cast.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's Directors (and nominees for election as Directors); (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such power) with respect to the shares shown as beneficially owned.

NAME	POSITION HELD	SHARES OWNED	PERCENTAGE
Patrick McGowan	President, CEO, Director	550,438	7.5%
Peter Rook-Green	Secretary, CFO, Director	225,173	3.1%
Barry Whelan	Director	325,000	4.4%
Officers and Directors as a group:		1,100,611	15.0%

* Includes shares beneficially owned by these shareholders, directly and indirectly

PROPOSAL NO. 1

ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's Bylaws currently provide for a Board of Directors of not less than three (3) nor more than five (5) members. The Company's Board currently has three (3) members. The Company's management recommends the three (3) Directors listed below. Each of the nominees has indicated his willingness to serve if elected. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of the three (3) nominees recommended by the Company's management unless the Proxy is marked in such a manner as to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director.

The term of office of each person elected as a Director will continue for a term of one (1) year, or until his successor has been duly elected and qualified.

The following table indicates the name of each nominee/director, the Director's class, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director of the Company, if such person has previously served on the Company's Board of Directors.

NAME	POSITION	HELD POSITION SINCE
Patrick A. McGowan	President, CEO and Director	April 16, 1998
Peter G. Rook-Green	Secretary, CFO and Director	June 20, 2000
Barry L. Whelan	Director	September 11, 2001

Note: All the directors must stand for election at this years Annual General Meeting.

PATRICK A. McGOWAN - (Age 65).  President, C.E.O., Director of the Company, Coquitlam, British Columbia.

President of the Company since April 16, 1998. November, 2001 to date, Executive Vice-President of MIV Therapeutics Inc., Vancouver, B.C., a company whose business is medical devices, that trades on the NASD OTC BB. September 1996 to April, 1999, President of Consolidated Ewing Industries Inc. (now Lyra Resources Ltd.), Vancouver, B.C., a company formerly engaged in oil and gas exploration, which is publicly traded on the TSX-V, November 1997 to the present, President of American Hunter Exploration, Vancouver, B.C., a privately held Nevada corporation engaged in oil and gas exploration.  February 1998 to the present, President and Director of U.S Diamond Corp., Vancouver, B.C., the parent company of American Hunter Exploration, a public company involved in natural resources, and traded on the TSX-V.  August 1997 to December 1997, President and Director of Globenet Resources Inc., Vancouver, B.C., a public traded company traded on the TSX-V, engaged in natural resource exploration and development. October 1992 - September 1996, President and Director of The Indisposibles, Burnaby, B.C., a manufacturer and distributor of infant wear, incontinent and feminine hygiene products throughout North America and Europe. January 1988 to September 1992, Executive Vice-President of Pacific Paper Products, Burnaby, B.C., a manufacturer and distributor of paperboard products in British Columbia and Alberta. Graduated from University of Western Ontario with Masters of Business Administration in 1965, graduated University of Oregon with Bachelor of Science, Finance and Economics in 1963.

PETER G. ROOK-GREEN (Age 64).  Secretary, C.F.O., and Director of the Company, Surrey, British Columbia.

Secretary since March 20, 2000, and Director since June 20, 2000.  From 1994 to the present, President of Rook-Green Investments Inc. (d.b.a. R-G Management), a company engaged in providing administrative and accounting services to public companies.  May 1996 to April, 2003, Corporate Secretary and C.F.O. of Pallaum Minerals Ltd., Vancouver, B.C., Canada, a resource company trading on the TSX-V; February 1997 to June, 2000, Corporate Secretary of Globalstore.com Incorporated, Vancouver, B.C., an internet technology company formerly trading on the TSX-V; September 1998 to November, 2001 Corporate Secretary, January, 2001 to January, 2004, Director, and November, 2001 to January, 2004, President of Olympus Stone Inc., Vancouver, B.C., a resource company trading on the TSX-V; February, 2000 to April, 2001, Corporate Secretary of US Diamond Corp., Vancouver, B.C., a resource company formerly trading on the TSX-V; March, 1998 to present, Director of Anglo-Andean Explorations Inc., Vancouver, B.C., a resource company formerly trading on the TSX-V;  January, 2000 to December, 2000, Director of Rystar Communications Ltd., Vancouver, B.C., formerly trading on the TSX-V; October, 1999 to present, Director of Terramin Resources, Inc., a resource company formerly trading on the TSX-V;  January, 2001 to January, 2004, Director of Consolidated Fortress Resources Inc. (now Fortress IT Corp.) a resource company trading on the TSX-V, June, 2001 to January, 2004, Director of Rome Resources Ltd., a resource company trading on the TSX-V., August 2002 to January, 2004, Chief Financial Officer, Goldrea Resources Corp., a resource company trading on the TSX-V; September 2002 to January, 2004, Director Adanac Gold Corp., (formerly Stirrup Creek Gold Ltd.), a resource company trading on the TSX-V; and  March 2003 to January, 2004, Director of Molycor Gold Corp., a resource company trading on the TSX-V. Mr. Rook-Green obtained a Certified Management Accountant (C.M.A.) designation in 1971.

BARRY L. WHELAN (Age 64).  Director of the Company, Vancouver, British Columbia.

Director since September 11, 2001. From 1981 to present, consulting geologist. Past Director of the following companies: Adamus Resources Ltd., Northern Star Mining Corp., Flying A Petroleum Corp., Little Mountain Resources Ltd., Hard Creek Nickel Corporation. All of the above companies trade on the TSX-V. Graduated from the University of Western Ontario in 1961 with a Bachelor of Arts in Geology, Graduated from McMaster University in 1965 with a Bachelor of Science in Geology.

BOARD AND COMMITTEE MEETINGS

During the Company's fiscal year ending December 31, 2004, the Board of Directors held no meetings and approved six (6) Actions by Written Consent.

There are currently no committees of the Board of Directors as the Company does not have sufficient members on the Board that would be classified as independent members. Management is committed to finding additional appropriate knowledgeable independent Board members to assist in the growth of the Company and sit on various board committees. The functions of the Audit and Compensation Committee are: (i) to recommend the engagement of the Company's independent auditors and review with them the plan, scope and results of their audit for each year; (ii) to consider and review other matters relating to the financial and accounting affairs of the Company; and (iii) to review and recommend to the Board of Directors all compensation packages, including the number and terms of stock options, offered to officers and executive employees of the Company.  The entire Board of Directors of American Petro-Hunter, Inc. serves as the Company's Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

COMPENSATION OF DIRECTORS

Mr. McGowan received or was due a total of $23,889 of compensation for the fiscal year ended December 31, 2004, (2003 - $23,758) in accordance with a management agreement approved by the directors in April, 1998 at a rate of $7,000 per month, which was subsequently amended to Canadian $5,000 per month effective August, 1999, and in 2002, to Canadian $2,500 retroactive to October 1, 2001.

A private company owned by Mr. Rook-Green received or was due a total of $13,470 for rent, office services, accounting and administrative services for the fiscal year ended December 31, 2004 (2003 - $7,710).

The Company has a Directors and Officers Stock Option Plan, a Key Personnel Compensation Plan, a 2000 Stock Option Plan, and a 2001 Stock Option Plan as described below.  No options were granted during 2003.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons beneficially owning more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Company has undertaken an extensive review of the Section 16(a) reports filed on behalf of each person subject to Section 16(a) prior to September 30, 2004, to determine whether all of their reportable transactions in the Company's common stock were timely reported and to ensure proper reporting of all of their beneficial holdings. The review revealed that most, if not all, transactions were timely reported and the Company will undertake to assist the subject persons to file the necessary forms in the future. The Company has also developed new procedures to ensure improved compliance with Section 16(a) on an on-going basis.

EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Annual Compensation			Long-term Compensation			All Other Compensation
		Salary	Bonus	Other Annual Compensation	Awards		Payouts
					Restricted Stock Award(s)	Securities Underlying Options/SARs	LTIP Payouts
Patrick McGowan, President, Director, CEO	2002	Nil	Nil	Nil	Nil	Nil	Nil	$15,516
	2003	Nil	Nil	Nil	Nil	Nil	Nil	$23,758
	2004	Nil	Nil	Nil	Nil	Nil	Nil	$23,889

Peter Rook-Green, Director, Secretary, CFO	2002	Nil	Nil	Nil	Nil	Nil	Nil	$13,802
	2003	Nil	Nil	Nil	Nil	Nil	Nil	$7,710
	2004	Nil	Nil	Nil	Nil	Nil	Nil	$13,470

Barry Whelan, Director	2002	Nil	Nil	Nil	Nil	Nil	Nil	Nil
	2003	Nil	Nil	Nil	Nil	Nil	Nil	Nil
	2004	Nil	Nil	Nil	Nil	Nil	Nil	Nil

OPTION GRANTS IN FISCAL YEAR 2005

          The following table provides the specified information concerning unexercised options held as of December 31, 2004, by the persons named in the Summary

          Compensation Table:

			Number of Securities Underlying Options at 12/31/04		Value of Unexercised in the Money Options at 12/31/04
Name	Shares Acquired on Exercise	Value Realized (2)	Exercisable	Unexercisable	Exercisable	Unexercisable
P. McGowan	0	0	325,000	0	0	0
B. Whelan	0	0	325,000	0	0	0
P. Rook-Green	0	0	150,000	0	0	0

        EMPLOYMENT AGREEMENTS

Mr. Patrick McGowan was appointed President and Chief Executive Officer of the Company in April 1998, at an annual fee of $84,000, which was subsequently amended to Canadian $5,000 per month effective August, 1999, and in 2002, to Canadian $2,500 per month retroactive to October, 2001.  In 2004, Mr. McGowan received or was owed a total of $23,889 for services rendered under this agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. McGowan billed the Company a total of $23,889 during 2004 (2003 - $23,758) for services rendered under the management agreement (Item 10(f)).  Mr. Rook-Green is an owner of R-G Management, which during 2004 billed the Company $13,470 (2003 - $7,710) for accounting, administration, rent and office services.

The Company's By-laws include a provision regarding Related Party Transactions which requires that each participant to such a transaction identify all direct and indirect interest to be derived as a result of the Company's entering into the related transaction.  A majority of the disinterested members of the board of directors must approve any Related Party Transaction.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the 2005 Annual Meeting of shareholders of the Company must be submitted to the Company in accord with Rule 14a-8 under the Securities and Exchange Act of 1934 not later than the close of business on August 15, 2005, together with written notice of the shareholder's intention to present a proposal for action at the 2005 Annual Meeting of shareholders. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

A shareholder proposal is a shareholder's recommendation or requirement that the Company and/or its Board of Directors take action, which the shareholder intends to present at the 2005 Annual Meeting of the Company's shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person(s) named in the enclosed Proxy card to vote shares they represent as the Company may recommend or in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

                                                               By Order of the Board of Directors

                                                               _____________________________

                                                               PATRICK A. MCGOWAN

                                                               President and Chief Executive Officer

Surrey, British Columbia

August 4, 2005

PROXY

AMERICAN PETRO-HUNTER, INC.

205 - 16055 Fraser Highway

Surrey, British Columbia V3S 2W9

PROXY FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of AMERICAN PETRO-HUNTER, INC., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated August 4, 2005, and revoking all prior proxies, hereby appoints PATRICK MCGOWAN as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2005 Annual Meeting of Shareholders of AMERICAN PETRO-HUNTER, INC., to be held on September 20, 2005, at 10:00 a.m. local time, at 205 - 16055 Fraser Highway, Surrey, B.C. V3S 2W9 and at any adjournment or adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon with all the powers the undersigned would possess if personally present.

A majority of such attorneys or substitutes as shall be present and shall act at said Annual Meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINATED DIRECTORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

[x] Please mark your votes as in this example.

1. To elect the following nominees for Director (except as marked below):

         NOMINEES: Patrick A. McGowan, Peter G. Rook-Green, Barry L. Whelan.

          [ ] For All Nominees [ ] Withhold All [ ] For All Except

          To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

           ___________________________                           ___________________________

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 1.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND A VOTE "FOR" PROPOSAL 1 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE BELOW [ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

PRINT NAME(S) EXACTLY AS SHOWN ON STOCK CERTIFICATE:____________________________

SIGNATURE:_____________________________________ DATE:_________________________

SIGNATURE:_____________________________________ DATE:__________________________